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                                                             EXHIBIT 24(2)(r)(i)

                              JOINT CODE OF ETHICS

                              WT INVESTMENT TRUST I
                                 WT MUTUAL FUND
                     WILMINGTON LOW VOLATILITY FUND OF FUNDS
                      RODNEY SQUARE MANAGEMENT CORPORATION
                            WILMINGTON TRUST COMPANY

                                EFFECTIVE AS OF:
                                 JANUARY 1, 2004

PREAMBLE

         This Code of Ethics has been adopted by:

         - the Board of Trustees of WT Investment Trust I (the "Trust") on behalf of each Series of the Trust listed on Appendix "B" hereto;

         - the Board of Trustees of WT Mutual Fund (the "Fund") on behalf of each Portfolio of the Fund listed on Appendix "C" hereto;

         - the Board of Trustees of the Wilmington Low Volatility Fund of Funds (the "Closed End Fund");

         - the Board of Directors of Rodney Square Management Corporation ("Rodney Square"), insofar as Rodney Square serves as investment adviser to certain Series of the Trust, the Fund and the Closed End Fund; and

         - the designated committee of the Board of Directors of Wilmington Trust Company ("WTC"), insofar as WTC provides certain support services to Rodney Square in connection with the investment advisory services Rodney Square provides to the Trust, the Fund and the Closed End Fund.

         The Code has been adopted in accordance with the requirements of Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Rule requires the Trust, the Fund, the Closed End Fund, Rodney Square (the "Investment Adviser") and WTC to adopt written codes of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the 1940 Act and the Rule, and to use reasonable diligence to prevent violations of the Code. A current list of the individuals who have been determined to be "Access Persons" under this Code, along with current designations and reporting requirements, is set forth on Appendix "D."

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         Violations of sub-paragraph (b) of the Rule may constitute grounds for the imposition of significant administrative and civil injunctive, as well as criminal, sanctions by the U.S. Securities and Exchange Commission (the "SEC") or the federal courts. In addition, the Trust, the Fund or the Closed End Fund may impose internal sanctions for violations of this Code. ALL PERSONS THAT ARE OR THAT ARE ABOUT TO BECOME COVERED BY THIS CODE ARE EXPECTED TO BE FAMILIAR WITH THE PROSCRIPTIONS OF THIS RULE. To that end, a summary of Rule 17j-1(b) is included as Appendix "A" to this Code.

         Set forth below is the Code of Ethics adopted by the Trust, the Fund, the Closed End Fund and the Investment Adviser in compliance with the Rule. This Code of Ethics is based upon the principle that the trustees and officers of the Trust, the trustees and officers of the Fund, the trustees and officers of the Closed End Fund and certain affiliated persons of the Trust, the Fund, the Closed End Fund and the Investment Adviser owe a fiduciary duty to, among others, the shareholders of the Trust and the Fund and investors in the Closed End Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of shareholders; (ii) taking inappropriate advantage of their position with the Trust, the Fund or the Closed End Fund; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

1.       DEFINITIONS

         (a)      "Access Person:"

                  (i) Includes any director, trustee*, officer**, Advisory Person, or Investment Personnel of the Trust, the Fund, the Closed End Fund or Rodney Square, and any other employee and/or associated person so designated on Appendix "D" attached hereto; and

                  (ii) With respect to WTC, means any employee of WTC who makes any recommendation, participates in the determination of which recommendation will be made, or whose principal function or duties relate to the determination of which recommendation will be made, or who, in connection with his or her duties, obtains any information concerning recommendations on Covered Securities being made by WTC to Rodney Square with respect to the Trust, the Fund or the Closed End Fund.

* Certain Interested Trustees or officers of the Trust or the Fund who are also affiliated with and/or employed by an investment advisory affiliate of Rodney Square, such as Cramer Rosenthal McGlynn, LLC ("CRM") or Roxbury Capital Management, LLC ("Roxbury"), who might be deemed to be an "Access Person" and otherwise covered by this Code shall be excluded, provided that such person(s) are subject to a Code of Ethics adopted by CRM or Roxbury, as appropriate.

** Certain officers of the Trust, the Fund or the Closed End Fund who are also affiliated with and/or employed by the Trust's principal underwriter and distributor (Professional Funds Distributor, LLC) or its administrator, accounting agent and transfer agent (PFPC Inc.) who might be deemed to be an "Access Person" and otherwise covered by this Code shall be excluded, provided that such person(s) are subject to a Code of Ethics adopted by Professional Funds Distributor, LLC or PFPC Inc., as appropriate.

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         (b)      "Advisory Person" means:

                  (i) any employee of the Trust, the Fund, the Closed End Fund, Rodney Square or WTC (or of any company in a control relationship to the Trust, the Fund, the Closed End Fund, Rodney Square or WTC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by the Trust, the Fund or the Closed End Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

                  (ii) any natural person in a control relationship to the Trust, the Fund, the Closed End Fund, Rodney Square or WTC who obtains information concerning recommendations made to the Trust, the Fund or the Closed End Fund with regard to the purchase or sale of Covered Securities by the Trust, the Fund or the Closed End Fund.

(c) A security is "being considered for purchase or sale" or is "being purchased or sold" when an instruction to purchase or sell the security has been made and communicated to the trading desk, which includes a pending "buy" or "sell" order with respect to a security for the Trust, the Fund or the Closed End Fund. In addition, as to any person, a security is "being considered for purchase or sale" or is "being purchased or sold" if such person is considering giving an instruction to purchase or sell the security or is aware that any other person is considering giving an instruction to purchase or sell the security for the Trust, the Fund or the Closed End Fund.

(d) "Beneficial Ownership" for purposes of this Code, shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security regardless of who is the registered owner. This would include:

         (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise regardless of whether the securities are owned individually or jointly;

         (ii) securities held in the name of a member of his or her immediate family (spouse, minor child and adults) sharing the same household;

         (iii) securities held by a trustee, executor, administrator, custodian or broker;

         (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

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         (v)      securities held by a corporation which can be regarded as a personal holding company of a person; and

         (vi) securities recently purchased by a person and awaiting transfer into his or her name.

(e) "Compliance Designee" means a person designated and appointed by the Board of Trustees of the Trust, the Fund or the Closed End Fund, as the case may be, who is authorized and appointed by the Trust, Fund or the Closed End Fund to perform, or procure the performance of, the various responsibilities assigned to such Compliance Designee by this Code.

(f)      "Control" has the same meaning as in Section 2(a)(9) of the 1940 Act.

(g) "Covered Security" means any Security defined under Section 2(a)(36) of the 1940 Act (see (n) below), except that the following types of securities are generally exempt from trading restrictions under this
         Code:

         (i)      direct obligations of the Government of the United States;

         (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

         (iii) shares issued by open-end investment companies registered under the 1940 Act.

(h) "Equivalent Security" shall include any option to purchase or sell, and any security convertible into or exchangeable for such Covered Security.

(i) "Independent Trustee" means a Trustee of the Trust, the Fund or the Closed End Fund who is not an "interested person" of the Trust, the Fund or the Closed End Fund, respectively, within the meaning of
         Section 2(a)(19)(A) of the 1940 Act.

(j) "Initial Public Offering" ("IPO") means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

(k)      "Investment Personnel" means:

         (i) any employee of the Trust, the Fund, the Closed End Fund, Rodney Square or WTC (or of any company in a control relationship to the Trust, the Fund, the Closed End Fund, Rodney Square or WTC), who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Trust, the Fund or the Closed End Fund; and

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         (ii)     any natural person who controls the Trust, the Fund, the
                  Closed End Fund, Rodney Square or WTC, who obtains information concerning recommendations made to the Trust, the Fund or the Closed End Fund regarding the purchase or sale of securities by the Trust, the Fund or the Closed End Fund.

(l) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505 or Rule 506.

(m) "Purchase or Sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

(n) "Security" shall have the same meaning set forth under Section 2(a)(36) of the 1940 Act, generally defined as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into in a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

2.       PROHIBITED TRANSACTIONS

         (a) No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1. Please refer to the applicable trading restrictions on the chart attached hereto as Appendix "F."

         (b)      Except as otherwise provided, no Access Person shall:

                  (i) purchase or sell, directly or indirectly, any Covered Security (or any Equivalent Security) in which he or she has or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which at the time of such purchase or sale:

                           (A) is being considered for purchase or sale by the Trust, the Fund or the Closed End Fund, as the case may be, or

                           (B) is being purchased or sold by the Trust, the Fund or the Closed End Fund;

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                  (ii)     disclose to other persons the securities activities
                           engaged in or contemplated for the various portfolios of the Trust, the Fund or the Closed End Fund;

                  (iii) buy or sell a Covered Security within seven (7) calendar days before and after any Series of the Trust, the Fund or the Closed End Fund trades in that security;

                  (iv) seek or accept anything of value, either directly or indirectly, from broker-dealers or other persons providing services to the Trust, the Fund or the Closed End Fund because of such person's association with the Trust, the Fund or the Closed End Fund. For the purposes of this provision, the following gifts from broker-dealers or other persons providing services to the Trust, the Fund or the Closed End Fund will not be considered to be in violation of this section:

                           (A)      an occasional meal;

                           (B) an occasional ticket to a sporting event, the theater or comparable entertainment, or

                           (C) a holiday gift of fruit or other foods; provided, however, that such gift is made available to all members of the recipient's department; or

                  (v) trade on or communicate material non-public information, or "inside information" of any sort, whether obtained in the course of research activities, through a client relationship or otherwise.

(c)      Additionally, no Advisory Person or Investment Personnel shall:

         (i) acquire directly or indirectly any Beneficial Ownership in any securities in an IPO; or

         (ii) purchase any securities in a Limited Offering or Private Placement without prior notification to and receipt of approval from the Compliance Designee, or such other person designated by the Trust's, the Fund's or the Closed End Fund's Board of Trustees, as the case may be. Any person so authorized to purchase such securities shall disclose that investment when involved in the Trust's, the Fund's or the Closed End Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Trust's, the Fund's or the Closed End Fund's decision to purchase securities of the issuer shall be subject to independent review by the Compliance Designee and at least one officer of the Trust, the Fund, the Closed End Fund or the Investment Adviser with no personal interest in the issuer.

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                  The Advisory Person or Investment Personnel proposing to make the acquisition and any subordinate of such individual shall be excluded from participating in such review.

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(d)      Further, no Investment Personnel shall:

         (i) purchase and sell, or sell and purchase, the same Covered Security (or any Equivalent Security) within sixty (60) calendar days, and shall be required to disgorge any profits realized from such short-term trading; or

         (ii) serve on the board of directors of any publicly traded company without prior authorization of the Chairman or President of the Trust, the Fund or the Closed End Fund, as the case may be. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Trust, the Fund or the Closed End Fund and its respective shareholders.

3.       EXEMPTED TRANSACTIONS

         The prohibitions of Sections 2(b), 2(c) and 2(d) of the Code shall not apply to:

         (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

         (b) purchases which are part of an automatic dividend reinvestment plan;

         (c) purchases or sales which are part of a systematic investment plan whereby assets are moved from one type of account to another, provided such accounts, together with the related security transactions, do not include Covered Securities. (Example: monthly transfers from a bank account to a mutual fund);

         (d) purchases or sales of shares of any series of the Trust, the Fund or the Closed End Fund;

         (e) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

         (f) purchases or sales of securities of any issuer with a market capitalization of at least $5 billion, provided the amount of the trade does not exceed a total of $25,000.

Notwithstanding these general exemptions, the SEC has full authority to examine all personal securities transactions to determine any violation of federal securities laws.

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4.       COMPLIANCE PROCEDURES

         (a)      INITIAL HOLDINGS REPORTS

                  All Access Persons, except Independent Trustees, shall disclose to the Compliance Designee within 10 days of becoming an Access Person:

                  (i) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

                  (ii) the name of any broker, dealer or bank ("financial institution") with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

                  (iii) the date that the report is submitted by the Access Person.

         The Initial Holdings Report shall be made on the form attached hereto as Schedule "A."

(b)      QUARTERLY SECURITIES TRANSACTIONS REPORTS

         (i) Every Access Person shall report to the Compliance Designee the information described below with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person has no direct or indirect influence or control.

         (ii) Each Independent Trustee need only report a transaction in a security if such Trustee, at the time of that transaction knew, or, in the ordinary course of fulfilling his or her official duties as a Trustee, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Trust, the Fund or the Closed End Fund, as the case may be, or was being considered for purchase by the Trust, the Fund, the Closed End Fund or by the Investment Adviser on behalf of the Trust, the Fund or the Closed End Fund.

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         (iii)    Reports required under this Section shall be made not later than 10 days after the end of the calendar quarter. EVERY ACCESS PERSON SHALL BE REQUIRED TO SUBMIT A REPORT FOR ALL PERIODS, INCLUDING THOSE PERIODS IN WHICH NO SECURITIES TRANSACTIONS WERE EFFECTED.

         (iv) For all Access Persons other than Independent Trustees, a report shall be made on the form of Quarterly Securities Transactions Report attached hereto as Schedule "C" or on any other form containing the following information:

                  With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership:

                  (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

                  (B) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (C) the price at which the transaction in the Covered Security was effected;

                  (D) the name of the financial institution with or through which the transaction was effected; and

                  (E)      the date that the report is submitted by the Access
                           Person.

                  With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                  (A) the name of the financial institution with whom the Access Person established the account;

                  (B)      the date the account was established; and

                  (C)      the date that the report is submitted by the Access
                           Person.

         (v) For Independent Trustees with reportable transactions, a report shall be made on the form of Quarterly Securities Transactions Report attached hereto as Schedule "D."

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(c)      ANNUAL HOLDINGS REPORTS

         All Access Persons, except Independent Trustees, shall disclose to the Compliance Designee on an annual basis as of December 31st: :

         (i) the title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect Beneficial Ownership;

         (ii) the name of any financial institution with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

         (iii)    the date that the report is submitted by the Access Person.

         The Annual Holdings Report shall be made on the form attached hereto as Schedule "B."

(d)      STATEMENTS FROM FINANCIAL INSTITUTIONS

         With the exception of the Independent Trustees, every Access Person shall direct his or her financial institution to supply to the Compliance Designee, on a timely basis, duplicate copies of all periodic statements for all securities accounts.

         If copies of periodic statements are not received within 30 days of the end of the reporting period, the Access Person shall provide a written authorization to the Compliance Designee to obtain such statements directly from the Access Person's financial institution.

(e)      NOTIFICATION OF REPORTING OBLIGATION

         The Compliance Designee shall notify each identified Access Person that he or she is subject to these reporting requirements and shall deliver a copy of the current Code of Ethics, and any subsequent amendments thereto, to each Access Person.

         Please refer to the Reporting Requirements summarized on the chart attached hereto as Appendix "G."

(f)      CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

         With the exception of the Independent Trustees, Access Persons shall certify annually pursuant to the Annual Holdings Report that:

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         (i)      they have read and understand the Code of Ethics and recognize that they are subject thereto;

         (ii) they have complied with the requirements of the Code of Ethics;

         (iii) they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics; and

         (iv) with respect to accounts that the Access Person has represented that he or she has no direct or indirect influence or control, such Access Person still has no direct or indirect influence or control over such accounts.

(g)      CONFLICT OF INTEREST

         Every Access Person shall notify the Compliance Designee of any personal conflict of interest relationship that may involve the Trust, the Fund or the Closed End Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any series of the Trust, the Fund or the Closed End Fund.

(h)      REVIEW OF REPORTS

         The Compliance Designee or a designate shall review all holdings or transactions reports submitted by each Access Person, including periodic statements from financial institutions confirming personal securities transactions, to ensure that no trading has taken place in violation of the Rule or this Code of Ethics. Any material violations of this Code shall be reported to the Board of Trustees of the Trust, the Fund or the Closed End Fund, as the case may be, in accordance with
         Section 5 of this Code.

         The Compliance Designee shall maintain a current list of the persons responsible for reviewing the transactions and holdings reports, which is provided on Appendix "E" attached hereto.

(i)      BENEFICIAL OWNERSHIP

         As stated previously, beneficial ownership shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended. Any form of report required pursuant to this Section may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in any Covered Security to which the report relates.

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                  5.       ANNUAL REPORTING

         The Compliance Designee and the Investment Adviser shall furnish to the Boards of Trustees of the Trust, the Fund, the Closed End Fund and the Boards of Trustees shall consider, an annual report relating to this Code of Ethics. Such annual report shall:

         (g) describe any issues arising under the Code of Ethics or procedures during the past year;

         (h) identify any material violations of this Code or procedures, including sanctions imposed in response to such violations, during the past year;

         (i) identify any recommended changes in the existing restrictions or procedures based upon the experience of the Trust, the Fund or the Closed End Fund under the Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

         (j) certify that the Trust the Fund and the Closed End Fund, and the Investment Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating the Code of Ethics.

6.       REPORTING OF VIOLATIONS

         (k) The Compliance Designee shall initially submit an apparent material violation to the President of the Adviser, the Trust, the Fund and the Closed End Fund for a full review. There may be further consultation with the Board's Regulatory Oversight Committee as deemed appropriate

         (l) Should the Compliance Designee find that a transaction otherwise reportable could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-l(b), it may, in its discretion, record a written memorandum of such finding and the reasons therefore within the files maintained pursuant to this Code of Ethics.

         (m) The Board's Regulatory Oversight Committee shall consider reports of material violations made hereunder and shall determine the extent to which the Code has been violated and what sanctions, if any, should be imposed.

7.       SANCTIONS

         Any securities trade found to be executed in violation of this Code or the Rule shall be unwound or, in the alternative, all profits disgorged to the affected series of the Trust, the Fund or the Closed End Fund.

         Upon determination that a material violation of this Code has occurred, sanctions may be deemed appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

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8.       RETENTION OF RECORDS

         As required under Rule 17j-1, the Trust, the Fund and the Closed End Fund shall maintain: this Code of Ethics; a list of all persons required to make reports hereunder from time to time; a copy of each report made by an Access Person hereunder; a list of all persons responsible for reviewing the reports required hereunder; a record of any decision, including the reasons supporting the decision, to approve the acquisition by an Advisory Person or Investment Personnel of securities in a Limited Offering or Private Placement; each memorandum made by the Compliance Designee hereunder; and a record of any violation hereof, including any action taken as a result of such violation.

9.       AMENDMENTS

         This Code shall be amended from time to time, as changing regulations warrant, as operational procedures are enhanced, or to reflect non-material updates. Should reported transaction activity of Access Persons indicate trends that could pose a potential risk to achieving full compliance with the Rule, additional trading restrictions may be implemented under this Code.

10.      ADOPTION AND APPROVAL

         The Boards of Trustees of the Trust, the Fund and the Closed End Fund, including a majority of the Independent Trustees of each Board, shall approve this Code of Ethics with respect to the Trust, the Fund and the Closed End Fund, and the Investment Adviser, including any material changes to this Code. Each Board shall approve any material change to the Code no later than six (6) months after the adoption of the material change.

         Before approving this Code or any amendment to this Code, the Boards shall have received a certification from the Trust, the Fund, the Closed End Fund and the Investment Adviser that each has adopted procedures reasonably necessary to prevent Access Persons from violating this Code.

Approved by Boards         November 12 and 13, 2003

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                                                                    APPENDIX "A"

                            SUMMARY OF RULE 17j-1(b)


IT IS UNLAWFUL FOR:

- any affiliated person of, or principal underwriter for, a registered investment company ("Fund"), or

- any affiliated person of an investment adviser of, or of a principal underwriter for, a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired (see definition below) . . . by the Fund:

         1.       to employ any device, scheme or artifice to defraud the Fund;

         2. to make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         3. to engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         4. to engage in any manipulative practice with respect to the Fund.

NOTE:

For purposes of Rule 17j-1, a "security held or to be acquired" by a Fund means:

                  (i) any Covered Security within the meaning of the Rule (see the definition of the term "Covered Security" in this Code) which, within the most recent 15 days:

                           -        is or has been held by the Fund; or

                           - is being or has been considered by the Fund or its investment adviser for purchase by the Fund; and

                  (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security.

                                                                    APPENDIX "B"

                         SERIES OF WT INVESTMENT TRUST I
                              AS OF OCTOBER 1, 2003

                              RSMC-ADVISED SERIES:

                           Premier Money Market Series
                            Prime Money Market Series
                             U.S. Government Series
                                Tax-Exempt Series
                            Short-Term Income Series
                         Short/Intermediate Bond Series
                            Broad Market Bond Series
                              Municipal Bond Series
                              Small Cap Core Series
                              Large Cap Core Series
                               WT Balanced Series

                 RSMC-ADVISED SERIES WITH MULTIPLE SUB-ADVISERS:

                       International Multi-Manager Series
                               Real Estate Series

                          Small Cap Quantitative Series
                         Small Cap Multi-Manager Series
                           Mid Cap Quantitative Series
                          Mid Cap Multi-Manager Series
                          Large Cap Quantitative Series
                         Large Cap Multi-Manager Series

                             ROXBURY-ADVISED SERIES:

                             Small Cap Growth Series
                           WT Large Cap Growth Series
                                 Mid Cap Series

                               CRM-ADVISED SERIES:

                             Large Cap Value Series
                              Mid Cap Value Series
                             Large Cap Value Series

                                                                    APPENDIX "C"

                          PORTFOLIOS OF WT MUTUAL FUND

WILMINGTON FEEDER PORTFOLIOS:

Wilmington Premier Money Market Portfolio
Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Short-Term Income Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Broad Market Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Small Cap Core Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Balanced Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Real Estate Portfolio
Wilmington Small Cap Growth Portfolio
Wilmington Mid Cap Growth Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Small Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Large Cap Value Portfolio

WILMINGTON STRATEGIC ALLOCATION FUNDS:

Wilmington Small Cap Strategic
Wilmington Mid Cap Strategic Allocation Fund
Wilmington Large Cap Strategic Allocation Fund

BALENTINE FEEDER PORTFOLIOS:

Balentine Premier Money Market Portfolio
Balentine Real Estate Portfolio

ROXBURY FEEDER FUND:

The Roxbury Mid Cap Growth Fund

CRM FEEDER FUNDS:

CRM Prime Money Market Fund
CRM Tax-Exempt Fund
CRM Broad Market Bond Fund
CRM Municipal Bond Fund
CRM Small Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Value Fund

                                                                    APPENDIX "D"

                                    Group I:
                            RSMC/WTC ASSET MANAGEMENT
                     Quarterly Reporting Form - Schedule "C"
                              as of October 1, 2003

                                                  POSITIONS                    POSITIONS WITH TRUST &
                 NAME                          WITH EMPLOYER(S)                        FUND
-----------------------------------------------------------------------------------------------------------
                                          RSMC:
                                          INTERESTED DIRECTOR, PRESIDENT
                                          & CHIEF EXECUTIVE OFFICER
                                          WTC:
         ROBERT J. CHRISTIAN              SENIOR VICE PRESIDENT                   INTERESTED TRUSTEE,
1        (Dual Employee)                  & CHIEF INVESTMENT OFFICER              PRESIDENT AND CEO
-----------------------------------------------------------------------------------------------------------
         CLAYTON M. ALBRIGHT, III         RSMC/WTC:
2        (Dual Employee)                  VICE PRESIDENT                          N/A
                                          RSMC:
-----------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTOR
                                          & VICE PRESIDENT
         E. MATTHEW BROWN                 WTC:
3        (Dual Employee)                  VICE PRESIDENT                          N/A
-----------------------------------------------------------------------------------------------------------
                                          RSMC:
                                          INTERESTED DIRECTOR
                                          & VICE PRESIDENT
         ERIC K. CHEUNG                   WTC:
4        (Dual Employee)                  VICE PRESIDENT                          VICE PRESIDENT
-----------------------------------------------------------------------------------------------------------
         DOMINICK J. D'ERAMO              RSMC/WTC:
5        (Dual Employee)                  VICE PRESIDENT                          N/A
-----------------------------------------------------------------------------------------------------------
         SCOTT W. EDMONDS                 RSMC/WTC:
6        (Dual Employee)                  ASST. VICE PRESIDENT                    N/A
-----------------------------------------------------------------------------------------------------------
                                          RSMC:
                                          INTERESTED DIRECTOR,
                                          VICE PRESIDENT & SECRETARY
         JOSEPH M. FAHEY, JR.             WTC:
7        (Dual Employee)                  VICE PRESIDENT                          VICE PRESIDENT
-----------------------------------------------------------------------------------------------------------
         SEBASTIANO MANCARELLA            RSMC/WTC:
8        (Dual Employee)                  ASST. VICE PRESIDENT                    N/A
-----------------------------------------------------------------------------------------------------------


                                             PHONE                                         ADDITIONAL
                 NAME                       NUMBERS               E:MAIL                 DESIGNATION(S)
----------------------------------------------------------------------------------------------------------
         ROBERT J. CHRISTIAN                               RCHRISTIAN@                INVESTMENT PERSONNEL
1        (Dual Employee)                  302-651-8377     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         CLAYTON M. ALBRIGHT, III                          CALBRIGHT@                 INVESTMENT PERSONNEL
2        (Dual Employee)                  302-651-1858     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         E. MATTHEW BROWN                                  EMBROWN@                   INVESTMENT PERSONNEL
3        (Dual Employee)                  302-651-8479     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         ERIC K. CHEUNG                                    ECHEUNG@                   INVESTMENT PERSONNEL
4        (Dual Employee)                  302-651-1769     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         DOMINICK J. D'ERAMO                               DD'ERAMO@                  INVESTMENT PERSONNEL
5        (Dual Employee)                  302-651-8962     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         SCOTT W. EDMONDS                                  SEDMONDS@                  INVESTMENT PERSONNEL
6        (Dual Employee)                  302-651-8953     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         JOSEPH M. FAHEY, JR.                              JFAHEY@                    INVESTMENT PERSONNEL
7        (Dual Employee)                  302-651-1904     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------
         SEBASTIANO MANCARELLA                             SMANCARELLA@               INVESTMENT PERSONNEL
8        (Dual Employee)                  302-651-1997     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------------------

         LISA MORE                        RSMC/WTC:
9        (Dual Employee)                  VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
         RAFAEL E. TAMARGO                RSMC/WTC:
10       (Dual Employee)                  VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
11       JAMES G. BITTER                  VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
12       ROBERT H. CHEDDAR                TRADER                                  N/A
------------------------------------------------------------------------------------------------
                                          WTC:
13       SUSAN E. CROSS                   SR. INVESTMENT OFFICER                  N/A
------------------------------------------------------------------------------------------------
                                          WTC:
14       DEBORAH R. DICKINSON             ASST. VICE PRESIDENT                    N/A
------------------------------------------------------------------------------------------------
                                          WTC:
15       GARY ELLIS                       VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          RSMC/WTC:                               VICE PRESIDENT
16       JOHN R. GILES                    VICE PRESIDENT                          AND CFO
------------------------------------------------------------------------------------------------
                                          WTC:
17       JOHN C. GLEASON                  ASST. VICE PRESIDENT                    N/A
------------------------------------------------------------------------------------------------
                                          WTC:
18       ROSEMARY N. HOFFMAN              VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
19       ANDREW H. HOPKINS                ASST. VICE PRESIDENT                    N/A
------------------------------------------------------------------------------------------------
                                          WTC:
20       TIMOTHY J. JOHNSON               SR. INVESTMENT OFFICER                  N/A
------------------------------------------------------------------------------------------------
                                          WTC:
21       RICHARD B. KENT                  VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
22       MAUREEN LAWRENCE                 ASST. VICE PRESIDENT                    N/A
------------------------------------------------------------------------------------------------
                                          WTC:
23       DOLORES K. MANISTA               SR. INVESTMENT OFFICER                  N/A
------------------------------------------------------------------------------------------------
                                          WTC:
24       ERIC B. MORRISON                 VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
25       THOMAS P. NEALE                  VICE PRESIDENT                          N/A
------------------------------------------------------------------------------------------------
                                          WTC:
26       DARRELL J. NISHI                 ASST. VICE PRESIDENT                    N/A
------------------------------------------------------------------------------------------------
                                          WTC:
27       VASAN PARAMESWARAN               INVESTMENT OFFICER                      N/A
------------------------------------------------------------------------------------------------
                                          WTC:
28       WILLIAM T. PEASE                 INVESTMENT OFFICER                      N/A


         LISA MORE                             LMORE@                     INVESTMENT PERSONNEL
9        (Dual Employee)      302-651-1106     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------
         RAFAEL E. TAMARGO                     RTAMARGO@                  INVESTMENT PERSONNEL
10       (Dual Employee)      302-651-8443     WILMINGTONTRUST.COM        (PORTFOLIO MANAGER)
----------------------------------------------------------------------------------------------
                                               JBITTER@
11       JAMES G. BITTER      302-651-1924     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               RCHEDDAR@
12       ROBERT H. CHEDDAR    302-651-8074     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               SCROSS@
13       SUSAN E. CROSS       302-651-8614     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               DDICKINSON@
14       DEBORAH R. DICKINSON 302-651-8411     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               GELLIS@
15       GARY ELLIS           302-651-         WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               JGILES@
16       JOHN R. GILES        302-651-8392     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               JGLEASON@
17       JOHN C. GLEASON      302-651-1338     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               RHOFFMAN@
18       ROSEMARY N. HOFFMAN  302-651-8907     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               AHOPKINS@
19       ANDREW H. HOPKINS    302-651-8698     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               TJOHNSON@
20       TIMOTHY J. JOHNSON   302-651-8477     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               RKENT@
21       RICHARD B. KENT      302-651-8639     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               MLAWRENCE@
22       MAUREEN LAWRENCE     302-651-8193     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               DMANISTA@
23       DOLORES K. MANISTA   302-651-1339     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               EMORRISON@
24       ERIC B. MORRISON     302-651-1679     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               TNEALE@
25       THOMAS P. NEALE      302-651-8478     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               DNISHI@
26       DARRELL J. NISHI     302-651-8961     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               VPARAMESWARAN@
27       VASAN PARAMESWARAN   302-651-1147     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               WPEASE@
28       WILLIAM T. PEASE     302-651-1792     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------

                                          WTC:
29       GENE PISASALE                    SR. INVESTMENT OFFICER                  N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
30       DIANE G. POPLOS                  INVESTMENT OFFICER                      N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
31       ZIA QSIAM                        TRADER                                  N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
32       RANDY H. VOGEL                   INVESTMENT OFFICER                      N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
33       WENDY M. WHITE                   VICE PRESIDENT                          N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
34       SUZANNE M. WYANT                 TRADER                                  N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
35       WILLIAM D. ZUBENKO               ASST. VICE PRESIDENT                    N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
36       LEAH M. ANDERSON                 ASSISTANT VICE PRESIDENT                SECRETARY
-----------------------------------------------------------------------------------------------------------
                                          WTC:
37       SCOTT  A. ARMIGER                VICE PRESIDENT                          N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
38       KENNETH R. EDWARDS               VICE PRESIDENT                          N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
39       TAYLYN  GOLDSBOROUGH             ADMIN. SUPPORT ASST.                    N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
40       CAROLYN MACK-KAY                 ADMIN. ASST.                            N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
41       CHARLOTTA NILSSON                MUTUAL FUND REGULATORY ADMIN.           ASSISTANT SECRETARY
-----------------------------------------------------------------------------------------------------------
                                          WTC:
42       VINCENT F. RIGHTS                ANALYST                                 N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
43       SHERRIE ROBINSON                 SR. INVESTMENT OFFICER                  N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
44       BRUCE A. SPARTZ                  ASST. VICE PRESIDENT                    N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
45       DEBORAH ANN POTTER               MUTUAL FUND COMPLIANCE OFFICER          N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
46       VIRGINIA SAVOPOULOS              FIDUCIARY PARALEGAL                     N/A
-----------------------------------------------------------------------------------------------------------
                                          WTC:
47       KRISTINA R. TAYLOR               LEGAL ASSISTANT                         N/A
-----------------------------------------------------------------------------------------------------------

                                               GPISASALE@
29      GENE PISASALE         302-651-1682     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               DPOPLOS@
30      DIANE G. POPLOS       302-651-1338     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               ZQSIAM@
31      ZIA QSIAM             302-651-         WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               RVOGEL@
32      RANDY H. VOGEL        302-651-1907     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               WWHITE@
33      WENDY M. WHITE        302-651-8412     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               SWYANT@
34      SUZANNE M. WYANT      302-651-1344     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               WZUBENKO@
35      WILLIAM D. ZUBENKO    302-651-8928     WILMINGTONTRUST.COM        ADVISORY PERSON
----------------------------------------------------------------------------------------------
                                               LANDERSON@
36      LEAH M. ANDERSON      302-651-8344     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               SARMIGER@
37      SCOTT  A. ARMIGER     302-651-8544     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               KEDWARDS@
38      KENNETH R. EDWARDS    302-651-8620     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               TGOLDSBOROUGH@
39      TAYLYN  GOLDSBOROUGH  302-651-8372     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               CMACK@
40      CAROLYN MACK-KAY      302-651-8484     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               CNILSSON@
41      CHARLOTTA NILSSON     302-651-         WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               VRIGHTS@
42      VINCENT F. RIGHTS     302-651-1812     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               SROBINSON@
43      SHERRIE ROBINSON      302-651-8053     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               BSPARTZ @
44      BRUCE A. SPARTZ       302-651-1648     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               DPOTTER@
45      DEBORAH ANN POTTER    302-651-1248     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               VSAVOUPOLOS@
46      VIRGINIA SAVOPOULOS   302-651-8563     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------
                                               KTAYLOR@
47      KRISTINA R. TAYLOR    302-651-8591     WILMINGTONTRUST.COM        N/A
----------------------------------------------------------------------------------------------

                                    GROUP II:
                 "INTERESTED" TRUSTEES OF THE TRUST AND THE FUND

                                                       POSITIONS                      POSITIONS
                                                         WITH                          WITH THE
                   NAME                           INVESTMENT ADVISERS              TRUST & THE FUND
-----------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTOR, PRESIDENT,
         ROBERT J. CHRISTIAN              CHIEF EXECUTIVE OFFICER &               INTERESTED TRUSTEE,
--       (See Group I)                    PORTFOLIO MANAGER OF RSMC               PRESIDENT AND CEO
-----------------------------------------------------------------------------------------------------------
                                          MANAGING DIRECTOR &
                                          SENIOR PORTFOLIO MANAGER OF ROXBURY
48       WILLIAM P. RICHARDS, JR.         CAPITAL MANAGEMENT, LLC                 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------

                                                                                      QUARTERLY
                                             PHONE                                    REPORTING
                  NAME                      NUMBERS             E:MAIL                   FORM
----------------------------------------------------------------------------------------------------
        ROBERT J. CHRISTIAN                               RCHRISTIAN@
--      (See Group I)                     302-651-8377    WILMINGTONTRUST.COM     SCHEDULE "C"
----------------------------------------------------------------------------------------------------
                                                                                  SUBJECT TO
                                                          BRICHARDS@              ROXBURY'S
48      WILLIAM P. RICHARDS, JR.          310-917-5680    ROXCAP.COM              CODE OF ETHICS
----------------------------------------------------------------------------------------------------

                   "INTERESTED" TRUSTEE OF THE CLOSED END FUND

ROBERT J. CHRISTIAN (SAME INFORMATION AS ABOVE)

                                   GROUP III:
                "INDEPENDENT" TRUSTEES OF THE TRUST AND THE FUND

                     NAME                       CURRENT                                 BOARD
                  & ADDRESS                   OCCUPATION                              COMMITTEES
--------------------------------------------------------------------------------------------------------------
         ROBERT H. ARNOLD
         152 West 57th Street
         44th Floor                    PRESIDENT OF
49       New York, NY  10019           R.H. ARNOLD & CO., INC.           AUDIT COMMITTEE
--------------------------------------------------------------------------------------------------------------
         DR. ERIC BRUCKER
         Widener University
         One University Place          DEAN OF SCHOOL
50       Chester, PA  19013            OF BUSINESS ADMINISTRATION        REGULATORY OVERSIGHT COMMITTEE
--------------------------------------------------------------------------------------------------------------
         NICHOLAS A. GIORDANO
         1755 Governor's Way           SELF-EMPLOYED                     CHAIRMAN, AUDIT COMMITTEE;
51       Blue Bell, PA  19422          FINANCIAL CONSULTANT              NOMINATING COMMITTEE
--------------------------------------------------------------------------------------------------------------
         LOUIS KLEIN, JR.
         80 Butternut Lane             SELF-EMPLOYED
52       Stamford, CT  06903           FINANCIAL CONSULTANT              REGULATORY OVERSIGHT COMMITTEE
--------------------------------------------------------------------------------------------------------------
         CLEMENT C. MOORE, II
         5804 Quaker Neck Road         MANAGING PARTNER OF               CHAIRMAN,
53       Chestertown, MD  21620        MARIEMONT HOLDINGS, LLC           REGULATORY OVERSIGHT COMMITTEE
--------------------------------------------------------------------------------------------------------------
         JOHN J. QUINDLEN
         313 Southwinds
         1250 W. Southwinds Blvd.      RETIRED; DIRECTOR                 AUDIT COMMITTEE
54       Vero Beach, FL  32963         OF ST. JOE'S PAPER CO.            AND NOMINATING COMMITTEE
--------------------------------------------------------------------------------------------------------------
         MARK A. SARGENT
         Villanova University
         299 N. Spring Mill Road
55       Villanova, PA  19085          DEAN AND PROFESSOR OF LAW         REGULATORY OVERSIGHT  COMMITTEES
--------------------------------------------------------------------------------------------------------------

                                               QUARTERLY
                     NAME                PHONE                         REPORTING
                  & ADDRESS             NUMBERS        E:MAIL            FORM
------------------------------------------------------------------------------------
         ROBERT H. ARNOLD
         152 West 57th Street
         44th Floor
49       New York, NY  10019         212-717-2601                   SCHEDULE "D"
------------------------------------------------------------------------------------
         DR. ERIC BRUCKER
         Widener University
         One University Place
50       Chester, PA  19013          610-499-4301                   SCHEDULE "D"
------------------------------------------------------------------------------------
         NICHOLAS A. GIORDANO
         1755 Governor's Way
51       Blue Bell, PA  19422        610-834-5480                   SCHEDULE "D"
------------------------------------------------------------------------------------
         LOUIS KLEIN, JR.
         80 Butternut Lane
52       Stamford, CT  06903         203-322-4129                   SCHEDULE "D"
------------------------------------------------------------------------------------
         CLEMENT C. MOORE, II
         5804 Quaker Neck Road
53       Chestertown, MD  21620      212-332-2979                   SCHEDULE "D"
------------------------------------------------------------------------------------
         JOHN J. QUINDLEN
         313 Southwinds
         1250 W. Southwinds Blvd.
54       Vero Beach, FL  32963       610-566-2905                   SCHEDULE "D"
------------------------------------------------------------------------------------
         MARK A. SARGENT
         Villanova University
         299 N. Spring Mill Road
55       Villanova, PA  19085        610-519-7007                   SCHEDULE "D"
------------------------------------------------------------------------------------

                  "INDEPENDENT" TRUSTEES OF THE CLOSED END FUND

DR. ERIC BRUCKER (SAME INFORMATION AS ABOVE)
NICHOLAS A. GIORDANO (SAME INFORMATION AS ABOVE)
MARK A. SARGENT (SAME INFORMATION AS ABOVE)

                                    GROUP IV:
                       OFFICERS OF THE TRUST AND THE FUND

                                             POSITIONS WITH                   POSITIONS
                                           ADVISORY AFFILIATES                WITH THE
                 NAME                      & SERVICE PROVIDERS             TRUST & THE FUND
------------------------------------------------------------------------------------------------
                                     INTERESTED DIRECTOR, PRESIDENT,
             ROBERT J. CHRISTIAN     CHIEF EXECUTIVE OFFICER             INTERESTED TRUSTEE,
--           (See Group I)           & PORTFOLIO MANAGER OF RSMC         PRESIDENT AND CEO
------------------------------------------------------------------------------------------------
                                     INTERESTED DIRECTOR,
             ERIC K. CHEUNG          VICE PRESIDENT
--           (see Group I)           & PORTFOLIO MANAGER OF RSMC         VICE PRESIDENT
------------------------------------------------------------------------------------------------
                                     INTERESTED DIRECTOR,
             JOSEPH M. FAHEY, JR.    VICE PRESIDENT, SECRETARY
--           (see Group I)           & PORTFOLIO MANAGER OF RSMC         VICE PRESIDENT
------------------------------------------------------------------------------------------------
             JOHN R. GILES                                               VICE PRESIDENT
--           (see Group I)           VICE PRESIDENT OF WTC               AND CFO
------------------------------------------------------------------------------------------------
                                     SENIOR VICE PRESIDENT
                                     & PORTFOLIO MANAGER OF
56           FRED FILOON             CRAMER ROSENTHAL MCGLYNN, LLC       VICE PRESIDENT
------------------------------------------------------------------------------------------------
                                     VICE PRESIDENT                      VICE PRESIDENT
57           PAT COLLETTI            OF PFPC INC.                        & TREASURER
------------------------------------------------------------------------------------------------
             LEAH M. ANDERSON        ASSISTANT VICE PRESIDENT,
--           (See Group I)           WTC                                 SECRETARY
------------------------------------------------------------------------------------------------

                                                                                      QUARTERLY
                                        PHONE                                         REPORTING
               NAME                    NUMBERS                E:MAIL                     FORM
--------------------------------------------------------------------------------------------------
           ROBERT J. CHRISTIAN                        RCHRISTIAN@
--         (See Group I)             302-651-8377     WILMINGTONTRUST.COM        SCHEDULE "C"
--------------------------------------------------------------------------------------------------
           ERIC K. CHEUNG                             ECHEUNG@
--         (see Group I)             302-651-1769     WILMINGTONTRUST.COM        SCHEDULE "C"
--------------------------------------------------------------------------------------------------
           JOSEPH M. FAHEY, JR.                       JFAHEY@
--         (see Group I)             302-651-1904     WILMINGTONTRUST.COM        SCHEDULE "C"
--------------------------------------------------------------------------------------------------
           JOHN R. GILES                              JGILES@
--         (see Group I)             302-651-8392     WILMINGTONTRUST.COM        SCHEDULE "C"
--------------------------------------------------------------------------------------------------
                                                                                 SUBJECT TO CRM'S
56         FRED FILOON                                                           CODE OF ETHICS
--------------------------------------------------------------------------------------------------
                                                                                 SUBJECT TO PFPC'S
57         PAT COLLETTI              302-791-4007     PAT.COLLETTI @PFPC.COM     CODE OF ETHICS
--------------------------------------------------------------------------------------------------
           LEAH M. ANDERSON                           LANDERSON@
--         (See Group I)             302-651-8344     WILMINGTONTRUST.COM        SCHEDULE "C"
--------------------------------------------------------------------------------------------------

                                                                    APPENDIX "E"

                    DESIGNATED PERSONS TO SOLICIT AND REVIEW
                             CODE OF ETHICS REPORTS
                              as of October 1, 2003

                                    POSITION(S)                    PHONE
            NAME                      WITH WTC                     NUMBER                     E:MAIL
----------------------------------------------------------------------------------------------------------------
                               MUTUAL FUND
DEBORAH ANN POTTER             COMPLIANCE OFFICER *             302-651-1248     DPOTTER@WILMINGTONTRUST.COM
----------------------------------------------------------------------------------------------------------------
                               MUTUAL FUND
CHARLOTTA NILSSON              REGULATORY ADMIN.                302-651-         CNILSSON@WILMINGTONTRUST.COM
----------------------------------------------------------------------------------------------------------------
VIRGINIA SAVOPOULOS            COMPLIANCE PARALEGAL             302-651-8563     VSAVOPOULOS@WILMINGTONTRUST.COM
----------------------------------------------------------------------------------------------------------------

* MS. POTTER ALSO SERVES AS THE COMPLIANCE DESIGNEE OF THE TRUST, THE FUND AND THE CLOSED END FUND.

                                                                    APPENDIX "F"

                 PROHIBITED TRANSACTIONS - REPORTABLE VIOLATIONS

                                                                    ALL
                                                                   ACCESS         ADVISORY      INVESTMENT
                   * TRADING RESTRICTIONS                         PERSONS         PERSONS        PERSONNEL
----------------------------------------------------------------------------------------------------------
DISCLOSE, TRADE OR OTHERWISE OFFER
OR COMMUNICATE MATERIAL OR NON-PUBLIC
INFORMATION REGARDING ANY ACTIVITY INGAGED
IN OR CONTEMPLATED BY A SERIES.                                      X               X              X
----------------------------------------------------------------------------------------------------------
SEEK ANYTHING OF VALUE, OTHER THAN
AN OCCASIONAL MEAL, TICKETS TO SPORTING
EVENTS, ETC., OR HOLIDAY GIFT.                                       X               X              X
----------------------------------------------------------------------------------------------------------
PURCHASE OR SELL A "COVERED SECURITY"
THAT IS BEING CONSIDERED FOR PURCHASE OR
SALE BY A SERIES.                                                    X               X              X
----------------------------------------------------------------------------------------------------------
PURCHASE OR SELL A "COVERED SECURITY"
THAT IS CURRENTLY BEING PURCHASED OR
SOLD BY A SERIES.                                                    X               X              X
----------------------------------------------------------------------------------------------------------
BUY OR SELL A "COVERED SECURITY" WITHN 7
CALENDAR DAYS BEFORE OR AFTER A SERIES
TRADES IN THAT SECURITY.                                             X               X              X
----------------------------------------------------------------------------------------------------------
ACQUIRE BENEFICIAL OWNERSHIP IN
AN IPO.                                                              X               X              X
---------------------------------------------------------------------------------------------------------
PURCHASE PART OF A LIMITED OFFERING
AND/OR PRIVIATE PLACEMENT WITHOUT PRIOR
APPROVAL FROM THE APPROPRIATE PERSON(S).                             X               X              X
----------------------------------------------------------------------------------------------------------
"SHORT-SWING PROFITS" - PROFIT IN THE
PURCHASE AND SALE, OR SALE AND PURCHASE,
OF THE SAME SECUITY WITH
60 DAYS.                                                             X               X              X
----------------------------------------------------------------------------------------------------------
SERVE ON THE BOARD OF ANY COMPANY
WITHOUT PRIOR APPROVAL FROM THE
APPROPRIATE PERSON(S).                                               X               X              X
----------------------------------------------------------------------------------------------------------

*  REFER TO CODE OF ETHICS FOR SPECIFIC DETAILS.

                                                                    APPENDIX "G"

                    REPORTING REQUIREMENTS FOR CATEGORIES OF
                                "ACCESS PERSONS"

   Interested Trustee              of    Trust, the Fund and the Closed End Fund
                                             employed by RSMC and/or WTC
   Independent Trustee             of    Trust, the Fund and the Closed End Fund
   Interested Director             of    RSMC
    Officer                        of    Trust, the Fund and the Closed End Fund
                                             employed by RSMC and/or WTC
   Interested Trustee or Officer   of     Trust, the Fund and the Closed End
                                             Fund employed by CRM, Roxbury or
PFPC
    Other "Access Persons"         of     Trust, Fund, the Closed End Fund,
                                              RSMC and/or WTC

                                                    IF YOU ARE AN

Interested Trustee employed by RSMC/WTC;
     Interested Director of RSMC;                                                   Interested Trustee or Officer
  Officer employed by RSMC/WTC; and               Independent Trustee                 employed by CRM, Roxbury
 any other Designated "Access Persons"        with Reportable Transactions                     or PFPC
    of Trust, Fund, RSMC & WTC

                 YOU MUST PROVIDE:                   YOU MUST PROVIDE:                    YOU MUST PROVIDE:

        INITIAL HOLDINGS REPORTS             QUARTERLY TRANSACTIONS REPORTS              QUARTERLY PERSONAL
             (Schedule "A")                          (Schedule "D")               SECURITIES TRANSACTION REPORTING
X   Due within 10 days of becoming an        X  Due within 10 days of each   X  through your Employer's Compliance Dept.
            "Access Person"                       Calendar Quarter-End

                  and

     QUARTERLY TRANSACTIONS REPORTS
             (Schedule "C")
X   Due within 10 days of each Calendar
              Quarter-End

                  and

 ANNUAL HOLDINGS REPORTS & CERTIFICATION
             (Schedule "B")
X  Due within 10 days of Calendar Year-End

                                                                    SCHEDULE "A"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                                 CODE OF ETHICS
                             INITIAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.       I hereby agree and acknowledge the following:

         a. I have received of a copy of the Joint Code of Ethics (the "Code") among WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company;

         b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

         c. I fully understand my responsibilities under the Code and agree to comply with all applicable trading restrictions and reporting requirements; and

         d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust, the Fund or the Closed End Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or the Closed End Fund any of its respective Series.

3. As of the date below I had a direct or indirect Beneficial Ownership interest in the following securities:

Title/Name and                                             Number of Shares                    Type of Interest
Full Description of Securities                             and Principal Amount              (Direct or Indirect)
------------------------------                             --------------------              --------------------

[ ] By checking this box, I hereby certify that all ____ or part____ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

4. As of the date below, the following is a list of all brokers, dealers or banks with whom I maintain an account in which securities are held for my direct or indirect benefit:

Name and Address of Firm,                                    Account                           Type of Interest
Contact Person, and Telephone Number                         Number                          (Direct or Indirect)
------------------------------------                         ------                          --------------------

Date:_____________________                    Signature:________________________

                                              Print Name:_______________________

                                              Title:____________________________

                                              Employer's Name:__________________

                                                                    SCHEDULE "B"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                                 CODE OF ETHICS
                             ANNUAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.       I hereby agree and acknowledge the following:

         a. I have received the current version of the Joint Code of Ethics (the "Code") among WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company;

         b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

         c. I fully understand my responsibilities under the Code and agree to continue compliance with all applicable trading restrictions and reporting requirements; and

         d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. I hereby certify that, during the year ended December 31, ______, I have complied with all provisions of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust, the Fund or the Closed End Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or the Closed End Fund or any of its respective Series.

4. As of December 31, _____, I had a direct or indirect Beneficial Ownership interest in the following securities:

Title/Name and                                             Number of Shares                    Type of Interest
Full Description of Securities                             and Principal Amount              (Direct or Indirect)
------------------------------                             --------------------              --------------------

[ ] By checking this box, I hereby certify that all ____ or part____ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

5. As of December 31, _____, the following is a list of all brokers, dealers, or banks with which I maintain an account in which securities are held for my direct or indirect benefit:

Name and Address of Firm,                                     Account                          Type of Interest
Contact Person, and Telephone Number                          Number                         (Direct or Indirect)
------------------------------------                          ------                         --------------------

Date:__________________________            Signature:___________________________

                                           Print Name:__________________________

                                           Title:_______________________________

                                           Employer's Name:_____________________

                                                                    SCHEDULE "C"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                    QUARTERLY SECURITIES TRANSACTIONS REPORT
              * FOR ACCESS PERSONS OTHER THAN INDEPENDENT TRUSTEES

                  For the Calendar Quarter Ended:______________

To the Compliance Designee/Officer:

         During the quarter referred to above, I have reviewed all transactions that were effected by me or on my behalf, in securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership. Accordingly, in compliance with the required reporting pursuant to the Joint Code of Ethics (the "Code") adopted by WT Investment Trust I ("the Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company, I hereby certify that:

         [ ] There are no additions to or deletions from my previously reported list of established accounts with financial institutions and there are no transactions outside of the duplicate account statements that have been provided to date.

         [ ] The following transactions are reportable and do not appear on the duplicate account statements that have been provided.

           TITLE/NAME &                                                         PRINCIPAL                     FINANCIAL
    FULL DESCRIPTION OF SECURITY                                  NUMBER        AMOUNT OF      PRICE AT      INSTITUTION
      INCLUDE INTEREST RATE AND                          BUY,    OF SHARES     TRANSACTION      WHICH       THROUGH WHICH
   MATURITY DATE FOR DEBT SECURITIES.       DATE OF      SELL,  (FOR EQUITY     (FOR DEBT    TRANSACTION      TRADE WAS
(Please do not include ticker symbols.)   TRANSACTION   OTHER   SECURITIES)     SECURITIES)  WAS EFFECTED      EFFECTED
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

         [ ] My established accounts with financial institutions have changed and the current complete list is set forth below.

NAME OF FINANCIAL INSTITUTION          TELPHONE NUMBER              ACCOUNT             DATE ACCOUNT
  (BROKER, DEALER OR BANK)             & CONTACT PERSON             NUMBER             WAS ESTABLISHED
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

         As confirmation that I have read and understand my personal trading restrictions and related reporting responsibilities under the Code and recognizing that I am subject thereto as a designated "Access Person," I further certify that, except as noted above, I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust, the Fund or the Closed End Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund, the Closed End Fund or any of its respective Series.

         I hereby agree that if you have not received copies of appropriate periodic statements for the accounts listed herein or on a previous Transactions Report, you are authorized to obtain such documents directly from each listed financial institution and such firm is hereby authorized to release such documents to the Compliance Designee of the Trust, the Fund and the Closed End Fund.

Date:________________________             Signature:____________________________

                                          Print Name:___________________________

                                          Title:________________________________

                                          Employer's Name:______________________

                                                                    SCHEDULE "D"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                    QUARTERLY SECURITIES TRANSACTIONS REPORT
                         * FOR INDEPENDENT TRUSTEES ONLY

                  For the Calendar Quarter Ended:______________

To the Compliance Designee/Officer:

         During the quarter referred to above, in compliance with the required reporting pursuant to the Joint Code of Ethics (the "Code") adopted by WT Investment Trust I ("the Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company, I have reviewed all transactions that were effected by me or on my behalf, with respect to whether I had knowledge at the time of each transaction or, in the ordinary course of fulfilling my official duties as an Independent Trustee, should have known that:

         (i) during the 15-day period immediately preceding or after the date of the transaction, such security was purchased or sold by the Trust, the Fund or the Closed End Fund, as the case may be, or

         (ii) was being considered for purchase by the Trust, the Fund or the Closed End Fund or by the Investment Adviser on behalf of the Trust, the Fund or the Closed End Fund.

         Accordingly, I hereby certify that:

         [ ] I had no such reportable transactions; or

         [ ] I have included all reportable transactions below, as required by the Code of Ethics.

              TITLE/NAME &                                                      PRINCIPAL                     FINANCIAL
      FULL DESCRIPTION OF SECURITY                                NUMBER        AMOUNT  OF     PRICE AT      INSTITUTION
       INCLUDE INTEREST RATE AND                         BUY,    OF SHARES     TRANSACTION      WHICH       THROUGH WHICH
   MATURITY DATE FOR DEBT SECURITIES.       DATE OF      SELL,  (FOR EQUITY     (FOR DEBT    TRANSACTION      TRADE WAS
(Please do not include ticker symbols.)   TRANSACTION   OTHER   SECURITIES)    SECURITIES)   WAS EFFECTED     EFFECTED
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

         Except as noted above, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust, the Fund or the Closed End Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund, the Closed End Fund or any of its respective Series.

Date:_____________________                    Signature:________________________

                                              Print Name:_______________________